UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2006

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
385 E. Colorado Boulevard, Suite 299		91101
Pasadena, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (626) 578-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On June 20, 2006, the underwriters of Alexandria Real Estate Equities, Inc.’s recent follow-on public offering of 3,300,000 shares of common stock exercised their overallotment option to purchase an additional 495,000 shares of common stock at a price of $84.00 per share. The closing of the over-allotment option is scheduled for June 23, 2006.

The press release announcing the transaction is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01            Financial Statements and Exhibits

(d)                                 Exhibits

99.1                         Press Release dated June 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
Date: June 22, 2006	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer